Exhibit 4.3
SPECIMEN WARRANT CERTIFICATE
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON THE EXERCISE OF THE WARRANT) ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF JANUARY 24, 2008, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”). COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

NUMBER	WARRANTS
-
THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M.
NEW YORK CITY TIME, ON THE EXPIRATION DATE
ATLAS ACQUISITION HOLDINGS CORP.
CUSIP
WARRANT
THIS CERTIFIES THAT, for value received                                                              is the registered holder of a Warrant or Warrants expiring on the fourth anniversary of the Initial Public Offering (unless earlier redeemed in accordance with the terms hereof) (the “Warrant”) to purchase one fully paid and non-assessable share of Common Stock, par value $0.001 per share (“Shares”), of Atlas Acquisition Holdings Corp., a Delaware corporation (the “Company”), for each Warrant evidenced by this Warrant Certificate. The Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the completion by the Company of an acquisition through merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, reorganization, or other similar transaction, or a combination of any of the foregoing, of one or more operating businesses, that is its initial business combination and which meets the size, timing, and other criteria outlined in the Company’s registration statement on Form S-1 initially filed with the Securities and Exchange Commission on September 28, 2007 (File No. 333-146368), as amended (“Business Combination”), or (ii) January 23, 2009, such number of Shares of the Company at the price of $7.00 per share, upon surrender of this Warrant Certificate accompanied by the annexed duly executed subscription form and payment of the Warrant Price (as hereinafter defined) at the office or agency of the Warrant Agent, American Stock Transfer & Trust Company (such payment to be made by check made payable to the Warrant Agent or on a “cashless basis,” as described in Section 3.3.1 of the Warrant Agreement (as hereinafter defined)), but only subject to the conditions set forth herein and in the Warrant Agreement between the Company and American Stock Transfer & Trust Company, dated January 24, 2008 (the “Warrant Agreement”). In no event shall the registered holder of this Warrant be entitled to receive a net-cash settlement or other consideration in lieu of a physical settlement in Shares of the Company. The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.
     No fraction of a Share will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a Share, the Company shall, upon exercise, round up to the nearest whole number the number of Shares to be issued to the Warrant holder.
     Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his, her, or its assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.
     Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

     Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.
     The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
     This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.
     Subject to Section 6 of the Warrant Agreement, the Company may redeem all, but not less than all, of the Warrants, at the option of the Company, at any time after the Warrants become exercisable and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6 of the Warrant Agreement, at the price of $0.01 per Warrant (the “Redemption Price”), provided, however, that the last sales price of the Common Stock has been equal to or greater than the Floor Price, on each of twenty (20) trading days within any thirty (30) trading day period ending on the third business day prior to the date on which notice of redemption is sent by the Company; and provided further, however, that with respect to the Private Warrants, such redemption right shall not be applicable to the Private Warrants, so long as such Private Warrants are held by the Insider or its Permitted Transferees. In the event the Company calls the Warrants for redemption pursuant to Section 6 of the Warrant Agreement, the Company shall have the option to require all (but not part) of the holders of Warrants that desire to exercise their Warrants to exercise such Warrants on a cashless basis. If the Company requires such holders to exercise their Warrants on a cashless basis, the holder of such Warrants (including the Private Warrants) shall pay the Warrant Price by surrendering such Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the Warrant Price of the Warrants and the Redemption Fair Market Value (defined below) by (y) the Redemption Fair Market Value. The “Redemption Fair Market Value” means the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Any Warrant either not exercised or tendered back to the Company by the end of the date specified in the notice of redemption shall be canceled on the books of the Company and have no further value except for the $0.01 redemption price.
     Capitalized terms used herein but not defined shall have the meaning set forth in the Warrant Agreement.

By:

Name:	Name:
Title:	Title:

ELECTION TO PURCHASE
To Be Executed by the Registered Holder in Order to Exercise Warrants
The undersigned registered holder irrevocably elects to exercise                                          Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)
and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the registered holder at the address stated below:

Dated:

(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ASSIGNMENT
To Be Executed by the Registered Holder in Order to Assign Warrants
For Value Received,                                                              hereby sells, assigns, and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)
                                                             of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint                                                                                  Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:

(SIGNATURE)
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NASDAQ STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, OR CHICAGO STOCK EXCHANGE.

SPECIMEN WARRANT CERTIFICATE
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANT) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS, OR AN EXEMPTION FROM REGISTRATION THEREFROM.
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON THE EXERCISE OF THE WARRANT) ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF JANUARY 24, 2008, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”). COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

NUMBER	WARRANTS
-
THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M.
NEW YORK CITY TIME, ON THE EXPIRATION DATE
ATLAS ACQUISITION HOLDINGS CORP.
CUSIP
WARRANT
THIS CERTIFIES THAT, for value received                                          is the registered holder of a Warrant or Warrants expiring on the fourth anniversary of the Initial Public Offering (unless earlier redeemed in accordance with the terms hereof) (the “Warrant”) to purchase one fully paid and non-assessable share of Common Stock, par value $0.001 per share (“Shares”), of Atlas Acquisition Holdings Corp., a Delaware corporation (the “Company”), for each Warrant evidenced by this Warrant Certificate. The Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the completion by the Company of an acquisition through merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, reorganization, or other similar transaction, or a combination of any of the foregoing, of one or more operating businesses, that is its initial business combination and which meets the size, timing, and other criteria outlined in the Company’s registration statement on Form S-1 initially filed with the Securities and Exchange Commission on September 28, 2007 (File No. 333-146368), as amended (“Business Combination”), or (ii) January 23, 2009, such number of Shares of the Company at the price of $7.00 per share, upon surrender of this Warrant Certificate accompanied by the annexed duly executed subscription form and payment of the Warrant Price (as hereinafter defined) at the office or agency of the Warrant Agent, American Stock Transfer & Trust Company (such payment to be made by check made payable to the Warrant Agent or on a “cashless basis,” as described in Section 3.3.1 of the Warrant Agreement (as hereinafter defined)), but only subject to the conditions set forth herein and in the Warrant Agreement between the Company and American Stock Transfer & Trust Company, dated January 24, 2008 (the “Warrant Agreement”). In no event shall the registered holder of this Warrant be entitled to receive a net-cash settlement or other consideration in lieu of a physical settlement in Shares of the Company. The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.
     No fraction of a Share will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a Share, the Company shall, upon exercise, round up to the nearest whole number the number of Shares to be issued to the Warrant holder.
     Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his, her or its assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

1

     Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.
     Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.
     The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
     This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.
     Subject to Section 6 of the Warrant Agreement, the Company may redeem all, but not less than all, of the Warrants, at the option of the Company, at any time after the Warrants become exercisable and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6 of the Warrant Agreement, at the price of $0.01 per Warrant (the “Redemption Price”), provided, however, that the last sales price of the Common Stock has been equal to or greater than the Floor Price, on each of twenty (20) trading days within any thirty (30) trading day period ending on the third business day prior to the date on which notice of redemption is sent by the Company; and provided further, however, that with respect to the Private Warrants, such redemption right shall not be applicable to the Private Warrants, so long as such Private Warrants are held by the Insider or its Permitted Transferees. In the event the Company calls the Warrants for redemption pursuant to Section 6 of the Warrant Agreement, the Company shall have the option to require all (but not part) of the holders of Warrants that desire to exercise their Warrants to exercise such Warrants on a cashless basis. If the Company requires such holders to exercise their Warrants on a cashless basis, the holder of such Warrants (including the Private Warrants) shall pay the Warrant Price by surrendering such Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the Warrant Price of the Warrants and the Redemption Fair Market Value (defined below) by (y) the Redemption Fair Market Value. The “Redemption Fair Market Value” means the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Any Warrant either not exercised or tendered back to the Company by the end of the date specified in the notice of redemption shall be canceled on the books of the Company and have no further value except for the $0.01 redemption price.
     Capitalized terms used herein but not defined shall have the meaning set forth in the Warrant Agreement.

By:

Name:	Name:
Title:	Title:

2

ELECTION TO PURCHASE
To Be Executed by the Registered Holder in Order to Exercise Warrants
The undersigned registered holder irrevocably elects to exercise                      Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)
and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the registered holder at the address stated below:

Dated:

(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

3

ASSIGNMENT
To Be Executed by the Registered Holder in Order to Assign Warrants
For Value Received,                                                                                   hereby sells, assigns, and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)
                                                             of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint                                                                                   Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:

(SIGNATURE)
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NASDAQ STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, OR CHICAGO STOCK EXCHANGE.

4